UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03364
GREAT-WEST FUNDS, INC.
(Exact name of registrant as specified in charter)
8515 E. Orchard Road, Greenwood Village, Colorado 80111
(Address of principal executive offices)
Scott C. Sipple
President and Chief Executive Officer
Great-West Funds, Inc.
8515 E. Orchard Road
Greenwood Village, Colorado 80111
(Name and address of agent for service)
Registrant's telephone number, including area code: (866) 831-7129
Date of fiscal year end: December 31
Date of reporting period: December 31, 2017

Item 1. REPORTS TO STOCKHOLDERS
GREAT-WEST FUNDS, INC.
Great-West Loomis Sayles Small Cap Value Fund
(Institutional and Investor Class (formerly Initial Class))
Annual Report
December 31, 2017
This report and the financial statements attached are submitted for general information and are not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus. Nothing herein is to be considered an offer of the sale of shares of the Fund. Such offering is made only by the prospectus of the Fund, which includes details as to offering price and other information.

Management Discussion
2017 was a strong performance year for equities, with the fourth quarter gain marking the ninth consecutive quarterly gain for the S&P 500® Index and the seventh consecutive quarterly increase for the Russell 2000® Index. Market drivers remained largely unchanged, that helped established a favorable investment environment despite historically high valuations and the current extended duration of the economic expansion. Virtually all global economies have been reporting positive, if not dynamic, growth. Monetary conditions remained accommodative worldwide, and fiscal stimulus in the form of tax reform was finally passed in the U.S. at the end of the fourth quarter. Numerous regulations have been repealed in the U.S., which helped create what may be perceived as a more friendly business environment. With market volatility continuing to be unusually low and interest rates provided an unappealing alternative to equities, market conditions have been supportive of higher stock prices. After leading the market in 2016, the small cap value segment fell to the bottom of the size and style rankings, trading positions with the large cap growth category which materially outperformed in 2017 after lagging in 2016. The 7.84% return of the Russell 2000® Value Index compares to the 14.65% return of the Russell 2000® Index and 21.83% return of the S&P 500® Index.
For the twelve month period ended December 31, 2017, the Fund (Institutional Class shares) returned 10.15% net of fees, relative to a 7.84% return for the Russell 2000® Value Index and a 14.65% return for the Russell 2000® Index, the Fund’s benchmark indices. Relative to the Fund’s benchmark, overweighting the poor performing energy and financials sectors detracted from performance, as did underweighting the second best performing industry (biotechnology) in the health care sector. Strong stock selection in the industrials and information technology sectors only partially offset the negative contributions by the energy and financials sectors. It should be noted that sector allocation is a result of the individual stock decisions we made and market action, and we do not normally make major adjustments to the Fund based on near-term macro expectations.
The largest detractors to performance were Synchronoss Technologies, Inc., U.S. Silica Holdings, Inc., and Genesco Inc. Synchronoss Technologies provides e-commerce transaction management solutions to the communications services marketplace. Over the last few months investor concern has been heightened by a strategic acquisition, a divestiture of a legacy core business, and a slow-down in the cloud storage services business. We eliminated the security after the company reported a first quarter earnings miss and the abrupt exit of the recently hired CEO and CFO. U.S. Silica is a producer of industrial silica and sand proppants, used in a variety of oil & gas and industrial markets. While 2017 consensus estimates rose over the calendar year, investors focused on the industry's capacity expansion into regional mines in western Texas, with the potential for these mines to "crowd out" existing supplies that are transported by rail from other states. Company management judiciously made capital investments in two regional mines and expanded its last mile logistics system. Earnings estimates for 2018 look to be significantly higher and the managers continue to hold the shares. Genesco is a mall based retailer of footwear and headwear, operating the Journeys, Johnston & Murphy, Schuh and Lids retail brands. Mall traffic has been weak and recent changes in fashion trends have negatively impacted the Journeys store concept. The managers lowered the position during the year.
The Fund’s top contributors to performance were Marriott Vacations Worldwide Corporation, AdvanSix, Inc., and Churchill Downs Inc. Marriott Vacations Worldwide Corporation, a developer of timeshare ownership properties operating under the Ritz-Carlton and Marriott brand names, was a top Fund contributor. The company continued to report strong quarterly results, and expectations for further consolidation within the timeshare industry led to solid gains in the stock. AdvanSix, spun out of Honeywell in September, 2016, is a leading manufacturer of Nylon 6, which is a synthetic polymer used for engineered plastics, films, fibers, and filaments. These products are used in carpeting, automobile components, clothing, packaging, electrical components and industrial packaging. The combination of improving market conditions after 2017, continuing post spinoff efficiency gains and product mix improvements have helped the stock meaningfully outperform the small cap market since its purchase. Churchill Downs is a horse racing and gaming company best known for its flagship operation which hosts the annual Kentucky Derby. Churchill Downs also has a growing online business which takes horseracing wagers over the internet and Big Fish Games, which provides social media games. The company is continuing to reinvest in the upgrade of the Louisville facility. Revenues have continued to increase due to an increased focus on premium tickets and ancillary offerings at Churchill Downs. In November, the company announced the sale of its Big Fish Games for close to $1 billion. This was viewed favorably as it shifts focus back to their more attractive Racing and Casinos business as well as strengthening the balance sheet.
Changes to the Fund were made to add new stocks with attractive investment potential and to eliminate holdings where valuation had exceeded our target levels or where fundamental trends strayed from our investment thesis. New positions included CommVault Systems, Inc., a leading provider of data management software for data backup, e-mail archival, and end user data protection; Evoqua Water Technologies Corporation, a leading provider of water treatment solutions with a comprehensive portfolio of technologies, products and services; Meta Financial Group, Inc., a Sioux Falls, South Dakota based thrift, unique in its focus on payment processing and consumer tax solutions, as well as traditional banking and a commercial premium finance company; and Nomad Foods Ltd., a leading frozen food competitor in Western Europe. The company owns several iconic European brands, including BirdsEye, iglo and Findus, competing in the frozen fish, vegetables, meals and poultry categories. Eliminations included PharMerica Corporation and VWR Corporation, which were both acquisition targets. Other sales included Carrols Restaurant Group, Inc. and Bristow Group on fundamental developments. Summit Materials, Inc. and Life Storage, Inc. were eliminated into strength as both stocks had performed well and provided a source of funds for new ideas.
While we do not make major adjustments to the Fund based on near-term macroeconomic expectations, they are part of the mosaic of inputs and we can adjust position sizes to reflect our fundamental level of conviction and the risk/reward outlook. Sector weight changes during the 12-month period ending December 31, 2017 were modest, resulting in slight changes to the positioning of the Fund. As a result of individual stock selection, our weight in the financials and industrials sectors was reduced and our weight to the consumer staples and energy sectors increased.
As always, our focus will remain on small cap companies where the stock price and valuation do not accurately reflect our assessment of the underlying value of the corporate enterprise, and we believe these kinds of opportunities are available in all market environments. Our portfolio managers and our team of research analysts meet with hundreds of companies annually in their quest to understand the drivers of value and identify the catalysts they believe can unlock that value, and we believe this process will continue to provide ample investment opportunities in the year ahead.
The views and opinions in this report were current as of December 31, 2017 and are subject to change at any time. They are not guarantees of performance or investment results and should not be taken as investment advice. Fund holdings are subject to change at any time. Fund returns are net of fees unless otherwise noted.

Growth of $10,000
This graph compares the value of a hypothetical $10,000 investment in the Fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records) with the performance of the Fund’s benchmark index. Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The graph does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, individual retirement accounts (“IRA(s)”), qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Note: Performance for the Institutional Class shares may vary due to their differing fee structure. See returns table below.
Average Annual Total Returns for the Periods Ended December 31, 2017
	One Year	Five Year	Ten Year / Since Inception(a)
Institutional Class	10.15%	N/A	10.48%
Investor Class	9.73%	13.52%	8.62%
(a) Institutional Class inception date was May 1, 2015.

Results include the reinvestment of all dividends and capital gains distributions. Past performance is no guarantee of future results. The table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs. If such fees and expenses were included, returns would be lower.
Summary of Investments by Sector as of December 31, 2017
Sector	Percentage of Fund Investments
Financial	28.65%
Industrial	17.85
Consumer, Non-cyclical	14.52
Consumer, Cyclical	8.22
Technology	6.32
Communications	4.96
Energy	4.89
Basic Materials	3.93
Utilities	1.88
Diversified	0.51
Short Term Investments	8.27
Total	100.00%
Shareholder Expense Example
As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2017 to December 31, 2017).
Actual Expenses
The first row of the table below provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first row under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The second row of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second row of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/17)	(12/31/17)	(07/01/17 – 12/31/17)
Institutional Class
Actual	$1,000.00	$1,096.90	$3.96
Hypothetical (5% return before expenses)	$1,000.00	$1,021.40	$3.82
Investor Class
Actual	$1,000.00	$1,095.30	$5.86
Hypothetical (5% return before expenses)	$1,000.00	$1,019.60	$5.65
* Expenses are equal to the Fund's annualized expense ratio of 0.75% for the Institutional Class shares and 1.11% for the Investor Class shares, multiplied by the average account value over the period, multiplied by 184/365 days to reflect the one-half year period.
Performance does not include any fees or expenses of variable insurance contracts, IRAs, qualified retirement plans or college savings programs, if applicable. If such fees or expenses were included, returns would be lower.

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
Schedule of Investments
As of December 31, 2017
Shares		Fair Value
COMMON STOCK
Basic Materials — 4.23%
55,427	AdvanSix Inc(a)	$ 2,331,814
12,151	Ashland Global Holdings Inc	865,151
23,121	Cabot Corp	1,424,022
24,365	Ingevity Corp(a)	1,717,002
22,901	Minerals Technologies Inc	1,576,734
46,581	US Silica Holdings Inc(b)	1,516,677
		9,431,400
Communications — 5.34%
101,622	Entercom Communications Corp Class A	1,097,518
89,088	Gray Television Inc(a)	1,492,224
104,048	Houghton Mifflin Harcourt Co(a)	967,646
15,875	Interactive Corp(a)	1,941,195
22,196	John Wiley & Sons Inc Class A	1,459,387
12,659	Liberty Expedia Holdings Inc Class A(a)	561,173
42,251	Liberty Ventures Class A(a)(b)	2,291,694
75,436	TiVo Corp	1,176,802
105,843	Viavi Solutions Inc(a)	925,068
		11,912,707
Consumer, Cyclical — 8.85%
19,833	Adient PLC	1,560,857
135,188	Caesars Entertainment Corp(a)	1,710,128
26,279	Camping World Holdings Inc Class A	1,175,460
10,792	Churchill Downs Inc	2,511,298
15,929	Cooper Tire & Rubber Co(b)	563,090
42,641	Core-Mark Holding Co Inc	1,346,603
4,538	Cracker Barrel Old Country Store Inc(b)	721,043
17,253	Fox Factory Holding Corp(a)	670,279
10,998	Genesco Inc(a)	357,435
76,717	Horizon Global Corp(a)(b)	1,075,572
15,736	HSN Inc	634,948
42,831	Kimball International Inc Class B	799,655
24,436	Knoll Inc	563,005
17,398	LCI Industries	2,261,740
18,948	Marriott Vacations Worldwide Corp	2,561,959
65,559	Sally Beauty Holdings Inc(a)	1,229,887
		19,742,959
Consumer, Non-Cyclical — 15.63%
33,195	Adtalem Global Education Inc(a)	1,395,850
25,240	AMN Healthcare Services Inc(a)	1,243,070
41,795	Catalent Inc(a)	1,716,939
101,191	Cott Corp	1,685,842
49,523	Darling Ingredients Inc(a)	897,852
29,589	Emerald Expositions Events Inc(b)	601,840
24,029	Euronet Worldwide Inc(a)	2,024,924
Shares		Fair Value
Consumer, Non-Cyclical — (continued)
34,347	Halyard Health Inc(a)	$ 1,586,145
12,649	Helen of Troy Ltd(a)	1,218,731
40,312	Insperity Inc	2,311,893
4,799	J&J Snack Foods Corp	728,632
49,118	KAR Auction Services Inc	2,480,950
44,574	Korn/Ferry International	1,844,472
46,274	LSC Communications Inc	701,051
69,012	Nomad Foods Ltd(a)	1,166,993
21,000	Post Holdings Inc(a)	1,663,830
33,641	Prestige Brands Holdings Inc(a)(b)	1,493,997
17,010	Quanta Services Inc(a)	665,261
28,737	QUIDEL Corp(a)	1,245,749
44,197	SpartanNash Co	1,179,176
107,431	SunOpta Inc(a)(b)	832,590
54,128	Varex Imaging Corp(a)	2,174,322
43,606	Viad Corp	2,415,772
11,281	WEX Inc(a)	1,593,216
		34,869,097
Diversified — 0.55%
72,467	HRG Group Inc(a)	1,228,316
Energy — 5.27%
18,945	Arch Coal Inc Class A(b)	1,764,916
64,746	C&J Energy Services Inc(a)	2,167,049
76,086	Gulfport Energy Corp(a)	970,857
46,754	Natural Gas Services Group Inc(a)	1,224,955
111,057	QEP Resources Inc(a)	1,062,816
63,206	RPC Inc(b)	1,613,649
219,912	SRC Energy Inc(a)	1,875,849
52,734	TPI Composites Inc(a)	1,078,938
		11,759,029
Financial — 30.84%
29,305	American Campus Communities Inc REIT(b)	1,202,384
24,439	Atlas Financial Holdings Inc(a)	502,221
64,155	BancorpSouth Inc	2,017,675
25,055	Bank of the Ozarks Inc	1,213,915
60,691	BBX Capital Corp	483,707
44,206	Bryn Mawr Bank Corp	1,953,905
50,948	Cannae Holdings Inc(a)	867,644
19,218	Carolina Financial Corp	713,949
50,597	Cathay General Bancorp	2,133,675
67,997	CenterState Banks Inc	1,749,563
39,081	Chemical Financial Corp	2,089,661
68,244	CubeSmart REIT	1,973,616
89,076	CVB Financial Corp	2,098,631
26,688	CyrusOne Inc REIT	1,588,737
55,878	Employers Holdings Inc	2,480,983
14,890	Federal Agricultural Mortgage Corp Class C	1,164,994
25,860	First American Financial Corp	1,449,194
70,000	First Financial Bancorp	1,844,500

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
Schedule of Investments
As of December 31, 2017
Shares		Fair Value
Financial — (continued)
29,133	First Financial Bankshares Inc(b)	$ 1,312,442
52,007	Hercules Technology Growth Capital Inc	682,332
43,862	Hersha Hospitality Trust REIT	763,199
80,676	Home BancShares Inc	1,875,717
26,489	Iberiabank Corp	2,052,897
112,104	iStar Inc REIT	1,266,775
43,254	JBG Smith REIT(b)	1,502,211
31,212	LegacyTexas Financial Group Inc	1,317,459
4,936	Meta Financial Group Inc	457,320
22,082	National Retail Properties Inc REIT	952,397
40,338	OceanFirst Financial Corp	1,058,873
37,262	PacWest Bancorp	1,878,005
23,745	Pinnacle Financial Partners Inc	1,574,294
55,319	Popular Inc	1,963,271
45,070	PRA Group Inc(a)(b)	1,496,324
30,897	ProAssurance Corp	1,765,764
30,297	Prosperity Bancshares Inc	2,122,911
13,280	Reinsurance Group of America Inc	2,070,750
117,676	Retail Opportunity Investments Corp REIT	2,347,636
39,058	Rexford Industrial Realty Inc REIT	1,138,931
40,044	Sabra Health Care Inc REIT	751,626
12,391	Signature Bank(a)	1,700,789
13,464	Stewart Information Services Corp	569,527
33,655	Stifel Financial Corp	2,004,492
21,560	Texas Capital Bancshares Inc(a)	1,916,684
58,994	Triumph Bancorp Inc(a)	1,858,311
35,140	Wintrust Financial Corp	2,894,482
		68,824,373
Industrial — 19.22%
4,891	Advanced Energy Industries Inc(a)	330,045
57,308	Aerojet Rocketdyne Holdings Inc(a)	1,788,010
10,316	Alamo Group Inc	1,164,367
15,376	Albany International Corp Class A	944,855
12,934	Altra Industrial Motion Corp	651,874
17,068	Apogee Enterprises Inc(b)	780,520
29,550	Armstrong World Industries Inc(a)	1,789,252
20,812	Belden Inc	1,606,062
34,105	BWX Technologies Inc	2,063,011
12,507	Clean Harbors Inc(a)	677,879
41,123	Columbus McKinnon Corp	1,644,098
21,443	EnPro Industries Inc	2,005,135
50,360	Evoqua Water Technologies Corp(a)	1,194,036
20,291	Genesee & Wyoming Inc Class A(a)	1,597,510
26,303	Haynes International Inc	843,011
Shares		Fair Value
Industrial — (continued)
39,304	II-VI Inc(a)	$ 1,845,323
19,193	John Bean Technologies Corp	2,126,584
16,098	Kimball Electronics Inc(a)	293,789
14,112	Kirby Corp(a)	942,682
20,035	Littelfuse Inc	3,963,324
17,953	Masonite International Corp(a)	1,331,215
27,064	Methode Electronics Inc	1,085,266
19,554	MYR Group Inc(a)	698,664
16,649	Old Dominion Freight Line Inc	2,190,176
40,774	Raven Industries Inc	1,400,587
13,743	RBC Bearings Inc(a)	1,737,115
11,786	Rogers Corp(a)	1,908,389
18,636	Standex International Corp	1,898,077
18,243	US Concrete Inc(a)(b)	1,526,027
41,486	Vishay Intertechnology Inc	860,834
		42,887,717
Technology — 6.80%
34,098	Commercehub Class C(a)	702,078
20,303	CommVault Systems Inc(a)	1,065,908
98,520	Conduent Inc(a)	1,592,083
32,713	Cray Inc(a)	791,655
21,993	CSG Systems International Inc	963,733
66,442	Digi International Inc(a)	634,521
44,464	Donnelley Financial Solutions Inc(a)	866,603
32,763	DST Systems Inc	2,033,600
37,536	Mellanox Technologies Ltd(a)(b)	2,428,579
25,801	Semtech Corp(a)	882,394
50,036	Teradyne Inc	2,095,007
27,018	Verint Systems Inc(a)	1,130,703
		15,186,864
Utilities — 2.02%
35,933	ALLETE Inc	2,671,978
30,698	NorthWestern Corp	1,832,670
		4,504,648
TOTAL COMMON STOCK — 98.75% (Cost $147,763,636)		$220,347,110
Principal Amount
SHORT TERM INVESTMENTS
U.S. Government Agency Bonds and Notes — 1.39%
$3,100,000	Federal Farm Credit Banks Funding Corp 1.07%, 01/02/2018	3,099,729
Money Market Mutual Funds — 0.99%
740,000	BlackRock Liquidity Funds FedFund Institutional Shares(c), 1.17%(d)	740,000

See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
Schedule of Investments
As of December 31, 2017
Principal Amount		Fair Value
Money Market Mutual Funds — (continued)
$ 744,000	Invesco Short-Term Investments Trust Government & Agency Portfolio Institutional Class(c), 1.19%(d)	$ 744,000
722,000	Morgan Stanley Institutional Liquidity Government Portfolio Institutional Class(c), 1.20%(d)	722,000
		2,206,000
Repurchase Agreements — 6.53%
3,984,072	Undivided interest of 11.89% in a repurchase agreement (principal amount/value $33,525,866 with a maturity value of $33,531,118) with Merrill Lynch, Pierce, Fenner & Smith, 1.41%, dated 12/31/17 to be repurchased at $3,984,072 on 1/2/18 collateralized by various U.S. Government Agency securities, 1.98% - 9.50%, 1/15/18 - 8/1/48, with a value of $34,196,384.(c)	3,984,072
2,618,363	Undivided interest of 23.50% in a repurchase agreement (principal amount/value $11,150,884 with a maturity value of $11,152,557) with Bank of Montreal, 1.35%, dated 12/31/17 to be repurchased at $2,618,363 on 1/2/18 collateralized by U.S. Treasury securities, 0.13% - 5.25%, 4/30/18 - 2/15/45, with a value of $11,373,913.(c)	2,618,363
3,984,072	Undivided interest of 3.62% in a repurchase agreement (principal amount/value $110,065,222 with a maturity value of $110,082,466) with Citigroup Global Markets Inc, 1.41%, dated 12/31/17 to be repurchased at $3,984,072 on 1/2/18 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 0.00% - 9.00%, 4/1/18 - 8/20/67, with a value of $112,266,527.(c)	3,984,072
Principal Amount		Fair Value
Repurchase Agreements — (continued)
$3,984,072	Undivided interest of 4.12% in a repurchase agreement (principal amount/value $96,861,869 with a maturity value of $96,876,936) with RBC Capital Markets Corp, 1.40%, dated 12/31/17 to be repurchased at $3,984,072 on 1/2/18 collateralized by U.S. Treasury securities and various U.S. Government Agency securities, 1.88% - 8.88%, 2/15/19 - 12/20/47, with a value of $98,799,106.(c)	$ 3,984,072
		14,570,579
SHORT TERM INVESTMENTS — 8.91% (Cost $19,876,308)		$ 19,876,308
TOTAL INVESTMENTS — 107.66% (Cost $167,639,944)		$240,223,418
OTHER ASSETS & LIABILITIES, NET — (7.66)%		$ (17,084,142)
TOTAL NET ASSETS — 100.00%		$223,139,276

(a)	Non-income producing security.
(b)	All or a portion of the security is on loan at December 31, 2017.
(c)	Collateral received for securities on loan.
(d)	Rate shown is the 7-day yield as of December 31, 2017.
REIT	Real Estate Investment Trust
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
Schedule of Investments
As of December 31, 2017
Security classes presented herein are not necessarily the same as those used for determining the Fund's compliance with its investment objectives and restrictions, as the Fund uses additional sub-classifications, which management defines by referring to one or more widely recognized market indexes or ratings group indexes (unaudited).
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Assets and Liabilities
As of December 31, 2017
Great-West Loomis Sayles Small Cap Value Fund
ASSETS:
Investments in securities, fair value (including $16,411,869 of securities on loan)(a)	$225,652,839
Repurchase agreements, fair value(b)	14,570,579
Cash	309,108
Dividends receivable	342,299
Subscriptions receivable	129,147
Total Assets	241,003,972
LIABILITIES:
Payable for director fees	4,015
Payable for other accrued fees	25,634
Payable for shareholder services fees	27,991
Payable to investment adviser	137,939
Payable upon return of securities loaned	16,776,579
Redemptions payable	892,538
Total Liabilities	17,864,696
NET ASSETS	$223,139,276
NET ASSETS REPRESENTED BY:
Capital stock, $0.10 par value	$1,876,502
Paid-in capital in excess of par	145,889,017
Net unrealized appreciation	72,583,474
Accumulated net realized gain	2,790,283
NET ASSETS	$223,139,276
NET ASSETS BY CLASS
Investor Class	$93,025,264
Institutional Class	$130,114,012
CAPITAL STOCK:
Authorized
Investor Class	15,000,000
Institutional Class	150,000,000
Issued and Outstanding
Investor Class	3,333,217
Institutional Class	15,431,802
NET ASSET VALUE, REDEMPTION PRICE AND OFFERING PRICE PER SHARE:
Investor Class	$27.91
Institutional Class	$8.43
(a) Cost of investments	$153,069,365
(b) Cost of repurchase agreements	$14,570,579
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Operations
For the fiscal year ended December 31, 2017
Great-West Loomis Sayles Small Cap Value Fund
INVESTMENT INCOME:
Interest	$34,828
Income from securities lending	94,973
Dividends	3,059,711
Foreign withholding tax	(9,071)
Total Income	3,180,441
EXPENSES:
Management fees	1,652,009
Shareholder services fees – Investor Class	343,153
Audit and tax fees	19,166
Custodian fees	8,370
Director's fees	10,708
Fund administration fees	109,776
Legal fees	5,594
Pricing fees	785
Registration fees	23,502
Shareholder report fees	4,947
Transfer agent fees	5,132
Other fees	41,842
Total Expenses	2,224,984
Less amount reimbursed by investment adviser	50,005
Less amount waived by investment adviser	30,215
Net Expenses	2,144,764
NET INVESTMENT INCOME	1,035,677
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	26,577,829
Net change in unrealized depreciation on investments	(5,596,679)
Net Realized and Unrealized Gain	20,981,150
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,016,827
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
Statement of Changes in Net Assets
For the fiscal years ended December 31, 2017 and 2016
Great-West Loomis Sayles Small Cap Value Fund	2017	2016
OPERATIONS:
Net investment income	$1,035,677	$1,399,094
Net realized gain	26,577,829	19,418,857
Net change in unrealized appreciation (depreciation)	(5,596,679)	33,569,589
Net Increase in Net Assets Resulting from Operations	22,016,827	54,387,540
DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income
Investor Class	(70,779)	(72,102)
Institutional Class	(1,199,636)	(1,111,000)
From net investment income	(1,270,415)	(1,183,102)
From net realized gains
Investor Class	(6,213,399)	(2,758,192)
Institutional Class	(26,563,801)	(10,193,024)
From net realized gains	(32,777,200)	(12,951,216)
Total Distributions	(34,047,615)	(14,134,318)
CAPITAL SHARE TRANSACTIONS:
Shares sold
Investor Class	21,687,320	24,373,541
Institutional Class	36,156,169	32,503,138
Shares issued in reinvestment of distributions
Investor Class	6,284,178	2,830,294
Institutional Class	27,763,437	11,304,024
Shares redeemed
Investor Class	(40,674,705)	(34,234,902)
Institutional Class	(59,006,573)	(43,425,878)
Net Decrease in Net Assets Resulting from Capital Share Transactions	(7,790,174)	(6,649,783)
Total Increase (Decrease) in Net Assets	(19,820,962)	33,603,439
NET ASSETS:
Beginning of year	242,960,238	209,356,799
End of year(a)	$223,139,276	$242,960,238
CAPITAL SHARE TRANSACTIONS - SHARES:
Shares sold
Investor Class	789,258	1,021,687
Institutional Class	3,802,526	3,833,823
Shares issued in reinvestment of distributions
Investor Class	227,329	105,424
Institutional Class	3,221,085	1,201,333
Shares redeemed
Investor Class	(1,479,425)	(1,441,294)
Institutional Class	(6,238,183)	(4,749,456)
Net Increase (Decrease)	322,590	(28,483)
(a) Including (overdistributed) and undistributed net investment income:	$0	$165,540
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
Financial Highlights
Selected data for a share of capital stock of the Fund throughout the periods indicated.
		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of year	Net investment income(a)	Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	Total Distributions	Net asset value, end of year	Total Return (b)(c)
Investor Class
12/31/2017	$27.25	0.06	2.55	2.61	(0.02)	(1.93)	(1.95)	$27.91	9.73%
12/31/2016	$22.27	0.10	5.64	5.74	(0.02)	(0.74)	(0.76)	$27.25	25.83%
12/31/2015	$24.47	0.15	(0.98)	(0.83)	(0.06)	(1.31)	(1.37)	$22.27	(3.46%)
12/31/2014	$27.57	0.13	1.26	1.39	(0.27)	(4.22)	(4.49)	$24.47	4.86%
12/31/2013	$22.45	0.11	7.68	7.79	(0.17)	(2.50)	(2.67)	$27.57	34.87%
Institutional Class
12/31/2017	$ 9.52	0.06	0.86	0.92	(0.08)	(1.93)	(2.01)	$ 8.43	10.15%
12/31/2016	$ 8.20	0.07	2.07	2.14	(0.08)	(0.74)	(0.82)	$ 9.52	26.31%
12/31/2015 (d)	$10.00	0.06	(0.67)	(0.61)	(0.09)	(1.10)	(1.19)	$ 8.20	(6.24%) (e)
	Net assets, end of year (000)	Ratio of expenses to average net assets (before reimbursement and/or waiver, if applicable)	Ratio of expenses to average net assets (after reimbursement and/or waiver, if applicable)	Ratio of net investment income to average net assets (after reimbursement and/or waiver, if applicable)	Portfolio turnover rate(f)
Supplemental Data and Ratios
Investor Class
12/31/2017	$ 93,025	1.15%	1.11%	0.22%	26%
12/31/2016	$103,456	1.15%	1.14%	0.42%	31%
12/31/2015	$ 91,533	1.11%	1.11%	0.59%	25%
12/31/2014	$237,585	1.09%	1.09%	0.48%	24%
12/31/2013	$281,811	1.09%	1.08%	0.40%	27%
Institutional Class
12/31/2017	$130,114	0.78%	0.75%	0.58%	26%
12/31/2016	$139,505	0.78%	0.77%	0.79%	31%
12/31/2015 (d)	$117,823	0.74% (g)	0.74% (g)	0.96% (g)	25%
(a)	Per share amounts are based upon average shares outstanding.
(b)	Total return does not include any fees or expenses of variable insurance contracts, if applicable. If such fees or expenses were included, returns would be lower.
(c)	Total return shown net of expenses reimbursed and/or waived, if applicable. Without the expense reimbursement and/or waiver, the return shown would have been lower.
(d)	Institutional Class inception date was May 1, 2015.
(e)	Not annualized for periods less than one full year.
(f)	Portfolio turnover is calculated at the Fund level.
(g)	Annualized.
See Notes to Financial Statements.

Annual Report - December 31, 2017

GREAT-WEST FUNDS, INC.
GREAT-WEST LOOMIS SAYLES SMALL CAP VALUE FUND
Notes to Financial Statements

1.  ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES
Great-West Funds, Inc. (Great-West Funds), a Maryland corporation, was organized on December 7, 1981 and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company. Great-West Funds presently consists of fifty-eight funds. Interests in the Great-West Loomis Sayles Small Cap Value Fund (the Fund) are included herein. The investment objective of the Fund is to seek long-term capital growth. The Fund is diversified as defined in the 1940 Act. The Fund is available as an investment option to insurance company separate accounts for certain variable annuity contracts and variable life insurance policies, to individual retirement account custodians or trustees, to plan sponsors of qualified retirement plans, to college savings programs, and to asset allocation funds that are a series of Great-West Funds.
Effective May 1, 2017, the Initial Class name changed to Investor Class. The Fund offers three share classes, referred to as Investor Class, Class L and Institutional Class shares. All shares of the Fund represent an equal pro rata interest in the net assets of the class to which such shares belong, and have identical voting, dividend, liquidation and other rights and the same terms and conditions, except for class specific expenses and exclusive rights to vote on matters affecting only individual classes. Income, expenses (other than those attributable to a specific class) and realized and unrealized gains and losses are allocated daily to each class of shares based on the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against operations of that class. This report includes information for the Investor Class and Institutional Class; Class L has not yet been capitalized.
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The Great-West Funds are also investment companies and accordingly follow the investment company accounting and reporting guidance of U.S. GAAP. The following is a summary of the significant accounting policies of the Fund.
Security Valuation
The Board of Directors of the Fund has adopted policies and procedures for the valuation of the Fund’s securities and assets, and has appointed the Fair Value Pricing Committee of the investment adviser, Great-West Capital Management, LLC, to complete valuation determinations under those policies and procedures.
The Fund generally values its securities based on market prices determined at the close of regular trading on the New York Stock Exchange (NYSE) on each day the NYSE is open for trading. The net asset value (NAV) of each class of the Fund's shares is determined by dividing the net assets attributable to each class of shares of the Fund by the number of issued and outstanding shares of each class of the Fund on each valuation date.
For securities that are traded on only one exchange, the last sale price as of the close of business of that exchange will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities traded on more than one exchange, or upon one or more exchanges and in the over-the-counter (OTC) market, the last sale price as of the close of business on the market which the security is traded most extensively will be used. If the closing price is not available, the current bid as of the close of business will be used. For securities that principally trade on the NASDAQ National Market System, the NASDAQ official closing price will be used.
Short term securities purchased with less than 60 days remaining until maturity and all U.S. Treasury Bills are valued on the basis of amortized cost, which has been determined to approximate fair value. Short term securities purchased with more than 60 days remaining until maturity are valued using pricing services, or in the event a price is not available from a pricing service, may be priced using other methodologies approved by the Board of Directors, including model pricing or pricing on the basis of quotations from brokers or dealers, and will continue to be priced until final maturity.

Annual Report - December 31, 2017

Investments in shares of the underlying mutual funds are valued at the net asset value as reported by the underlying mutual fund, which may be obtained from pricing services or other pricing sources.
Foreign equity securities are generally valued using an adjusted systematic fair value price from an independent pricing service. Foreign exchange rates are determined at a time that corresponds to the closing of the NYSE.
Independent pricing services are approved by the Board of Directors and are utilized for all investment types when available. In some instances valuations from independent pricing services are not available or do not reflect events in the market between the time the market closed and the valuation time and therefore fair valuation procedures are implemented. The fair value for some securities may be obtained from pricing services or other pricing sources. The inputs used by the pricing services are reviewed quarterly or when the pricing vendor issues updates to its pricing methodologies. Broker quotes are analyzed through an internal review process, which includes a review of known market conditions and other relevant data. Developments that might trigger fair value pricing could be natural disasters, government actions or fluctuations in domestic and foreign markets.
The following table provides examples of the inputs that are commonly used for valuing particular classes of securities. These classifications are not exclusive, and any inputs may be used to value any other security class.
Class	Inputs
Common Stock	Exchange traded close price, bids, evaluated bids, open and close price of the local exchange, exchange rates, fair values based on significant market movement and various index data.
Mutual Funds	Net asset value of underlying mutual fund.
Short Term Investments	Maturity date, credit quality and interest rates.
The Fund classifies its valuations into three levels based upon the observability of inputs to the valuation of the Fund’s investments. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. Classification is based on the lowest level of input significant to the fair value measurement. The three levels are defined as follows:
Level 1 – Unadjusted quoted prices for identical securities in active markets.
Level 2 – Inputs other than quoted prices included in Level 1 that are observable either directly or indirectly. These may include quoted prices for similar assets in active markets.
Level 3 – Unobservable inputs to the extent observable inputs are not available and may include prices obtained from single broker quotes. Unobservable inputs reflect the Fund’s own assumptions and would be based on the best information available under the circumstances.
As of December 31, 2017, the inputs used to value the Fund’s investments are detailed in the following table. More information regarding the sector and industry classifications, as applicable, are included in the Schedule of Investments. The Fund recognizes transfers between levels as of the end of the reporting period.  There were no transfers between Levels 1, 2 and 3 during the year.
	Level 1	Level 2	Level 3	Total
Assets
Investments, at fair value:
Common Stock	$ 220,347,110	$ —	$ —	$ 220,347,110
Short Term Investments	2,206,000	17,670,308	—	19,876,308
Total Assets	$ 222,553,110	$ 17,670,308	$ 0	$ 240,223,418

Annual Report - December 31, 2017

Repurchase Agreements
The Fund may engage in repurchase agreement transactions with institutions that the Fund’s investment adviser has determined are creditworthy. The Fund will purchase securities at a specified price with an agreement to sell the securities to the same counterparty at a specified time, price and interest rate. The Fund’s custodian and/or securities lending agent receives delivery of the underlying securities collateralizing a repurchase agreement. Collateral is at least equal to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.
Security Transactions
Security transactions are accounted for on the date the security is purchased or sold (trade date). Realized gains and losses from investments sold are determined on the basis of the first-in, first-out method (FIFO). Dividend income for the Fund is accrued as of the ex-dividend date and interest income, including amortization of discounts and premiums, is recorded daily.
Federal Income Taxes and Distributions to Shareholders
The Fund intends to comply with provisions under Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its net taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. State tax returns may remain open for an additional fiscal year.
Distributions to shareholders from net investment income of the Fund, if any, are declared and paid semi-annually. Capital gain distributions of the Fund, if any, are declared and paid at least annually. Distributions are reinvested in additional shares of the Fund at net asset value and are declared separately for each class. Distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles.
The tax character of distributions paid during the years ended December 31, 2017 and 2016 were as follows:
	2017	2016
Ordinary income	$1,050,887	$1,183,102
Long-term capital gain	32,996,728	12,951,216
	$34,047,615	$14,134,318
Net investment income (loss) and net realized gain (loss) for federal income tax purposes may differ from those reported on the financial statements because of temporary and permanent book-tax basis differences. Book-tax differences may include but are not limited to the following: wash sales, distribution adjustments and adjustments for real estate investment trusts.
Capital accounts within the financial statements are adjusted for permanent book-tax differences, and are not adjusted for temporary book-tax differences which will reverse in a subsequent period. Accordingly, the following amounts have been reclassified for December 31, 2017. Net assets of the Fund were unaffected by the reclassifications.
Paid-in Capital	Overdistributed Net Investment Income	Accumulated Net Realized Gain
$-	$69,198	$(69,198)

Annual Report - December 31, 2017

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation for federal income tax purposes. At December 31, 2017, the components of distributable earnings on a tax basis were as follows:
Undistributed net investment income	$—
Undistributed long-term capital gains	3,198,736
Capital loss carryforwards	—
Post-October losses	(210,630)
Net unrealized appreciation	72,385,651
Tax composition of capital	$75,373,757
The Fund has elected to defer to the next fiscal year the following Post-October losses:
Post-October Ordinary Losses	Post-October Capital Losses
$—	$(210,630)
The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation for federal income tax purposes as of December 31, 2017 were as follows:
Federal tax cost of investments	$167,837,767
Gross unrealized appreciation on investments	78,417,433
Gross unrealized depreciation on investments	(6,031,782)
Net unrealized appreciation on investments	$72,385,651
2.  INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Great-West Funds has entered into an investment advisory agreement with Great-West Capital Management, LLC (the Adviser), a wholly-owned subsidiary of Great-West Life & Annuity Insurance Company (GWL&A). Effective May 1, 2017, as compensation for its services to Great-West Funds, the Adviser receives monthly compensation at the annual rate of 0.71% of the Fund’s average daily net assets. Expenses incurred by Great-West Funds, which are not Fund specific, are allocated based on relative net assets or other appropriate allocation methods. Certain administration and accounting services fees for the Fund are included in the investment advisory agreement. Prior to that date, the Adviser received monthly compensation at the annual rate of 0.65% of the average daily net assets of the Fund. Certain administration and accounting services fees for the Fund were disclosed as Fund administration fees on the Statement of Operations.
Effective May 1, 2017, the Adviser has contractually agreed to waive fees or reimburse expenses that exceed an annual rate of 0.74% of the Fund’s average daily net assets attributable to each Class, including management fees and expenses paid directly by the Fund, excluding shareholder service fees and certain extraordinary expenses (the “Expense Limit”). The agreement’s current term ends on April 30, 2018 and automatically renews for one-year unless terminated upon written notice within 90 days of the end of the current term or upon termination of the investment advisory agreement. The amount waived or reimbursed, if any, is reflected in the Statement of Operations.
Effective May 1, 2017, the Adviser is permitted upon approval by the Board of Directors to recoup amounts waived or reimbursed by the Fund in future periods, not exceeding three years, if the Fund's other expenses including such recoupment do not exceed the Expense Limit. At December 31, 2017, the amounts subject to recoupment were as follows:
Balance of Recoupable Expenses as of December 31, 2017	Recoupment of Past Reimbursed Fees by the Adviser
$30,215	$0
The Adviser and Great-West Funds have entered into a sub-advisory agreement with Loomis, Sayles & Company, L.P. The Fund is not responsible for payment of the sub-advisory fees, the Adviser is responsible for compensating the Sub-Adviser for its services.

Annual Report - December 31, 2017

Great-West Funds has entered into a shareholder services agreement with GWL&A. Pursuant to the shareholder services agreement, GWL&A provides recordkeeping and shareholder services to shareholders and account owners and receives from the Investor Class shares of the Fund a fee equal to 0.35% of the average daily net asset value of applicable share class.
GWFS Equities, Inc. (the Distributor), is a wholly-owned subsidiary of GWL&A and the principal underwriter to distribute and market the Fund.
Certain officers of Great-West Funds are also directors and/or officers of GWL&A or its subsidiaries. No officer or interested director of Great-West Funds receives any compensation directly from Great-West Funds. The total compensation paid to the independent directors with respect to all fifty-eight funds for which they serve as directors was $696,375 for the year ended December 31, 2017.
3.  PURCHASES AND SALES OF INVESTMENTS
For the year ended December 31, 2017, the aggregate cost of purchases and proceeds from sales of investments (excluding all U.S. Government securities and short-term securities) were $60,333,559 and $102,825,625, respectively. For the same period, there were no purchases or sales of long-term U.S. Government securities.
4.  SECURITIES LOANED
The Fund has entered into a securities lending agreement with its custodian as securities lending agent. Under the terms of the agreement the Fund receives income after deductions of other amounts payable to the securities lending agent or to the borrower from lending transactions. In exchange for such fees, the securities lending agent is authorized to loan securities on behalf of the Fund against receipt of cash collateral at least equal in value at all times to the value of the securities loaned plus accrued interest. The Fund also continues to receive interest or dividends on the securities loaned. Cash collateral is invested in securities approved by the Board of Directors. The Fund bears the risk of any deficiency in the amount of collateral available for return to a borrower due to a loss in an approved investment. As of December 31, 2017, the Fund had securities on loan valued at $16,411,869 and received collateral as reported on the Statement of Assets and Liabilities of $16,776,579 for such loan which was invested in repurchase agreements collateralized by U.S. Government or U.S. Government Agency securities and Money Market Mutual Funds. The repurchase agreements can be jointly purchased with other lending agent clients and in the event of a default by the counterparty, all lending agent clients would share ratably in the collateral.
Under the securities lending agreement, the collateral pledged is, by definition, the securities loaned against the cash borrowed. At December 31, 2017, the class of securities loaned consisted entirely of common stock. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous. Additional information regarding the Fund's securities on loan is included in the Schedule of Investments.
5.  INDEMNIFICATIONS
The Fund’s organizational documents provide current and former officers and directors with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report - December 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the shareholders and the Board of Directors of Great-West Funds, Inc.
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Great-West Loomis Sayles Small Cap Value Fund (the "Fund"), one of the funds of Great-West Funds, Inc. as of December 31, 2017, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
DELOITTE & TOUCHE LLP
Denver, Colorado
February 23, 2018
We have served as the auditor of one or more Great-West investment companies since 1982.

TAX INFORMATION (unaudited)
Dividends paid by the Fund from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders. Of the ordinary income distributions declared for the year ended December 31, 2017, 100% qualifies for the dividend received deduction available to the Fund’s corporate shareholders.

Fund Directors and Officers
Great-West Funds, Inc. (“Great-West Funds”) is organized under Maryland law, and is governed by the Board of Directors. The following table provides information about each of the Directors and executive officers of Great-West Funds.
Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Gail H. Klapper 8515 East Orchard Road, Greenwood Village, CO 80111 74	Chair & Independent Director	Since 2016 (as Chair) Since 2007 (as Independent Director)	Managing Attorney, Klapper Law Firm; Member/Director, The Colorado Forum; Manager, 6K Ranch, LLC; Director, Guaranty Bancorp & Gold, Inc.	58	Director, Guaranty Bancorp
Stephen G. McConahey 8515 East Orchard Road, Greenwood Village, CO 80111 74	Independent Director & Audit Committee Chair	Since 2011 (as Independent Director) Since 2015 (as Audit Committee Chair)	Chairman, SGM Capital, LLC; Partner, Iron Gate Capital, LLC; Director, The IMA Financial Group, Inc.; Director, Guaranty Bancorp	58	Director, Guaranty Bancorp
Steven A. Lake 8515 East Orchard Road, Greenwood Village, CO 80111 63	Independent Director	Since 2017	Managing Member, Lake Advisors, LLC; Member, Gart Capital Partners, LLC; Executive Member, Sage Investment Holdings, LLC; Senior Managing Director, CBIZ MHM, LLC	58	N/A
R. Timothy Hudner**** 8515 East Orchard Road, Greenwood Village, CO 80111 58	Independent Director	Since 2017	Director, Prima Capital Holdings; ALPS Fund Services; Colorado State Housing Board; Colorado Developmental Disabilities Council; Regional Center Task Force; and Mental Health Center of Denver	58	N/A

Independent Directors*
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
James A. Hillary***** 8515 East Orchard Road, Greenwood Village, CO 80111 54	Independent Director	Since 2017	Principal and Founding Partner, Fios Capital, LLC; Founder, Chairman and Chief Executive Officer, Independence Capital Asset Partners, LLC; Member, Fios Partners LLC, Fios Holdings LLC, Roubaix Capital LLC; and Sole Member, Fios Companies LLC	58	N/A
Interested Directors**
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served***	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 55	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and Advised Assets Group, LLC ("AAG"); formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	58	N/A
Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Scott C. Sipple 8515 East Orchard Road, Greenwood Village, CO 80111 55	Director, President & Chief Executive Officer	Since 2017	President, Great-West Investments, GWL&A; Chairman, President & Chief Executive Officer, GWCM and AAG; formerly, Head of Global Investment Strategies, Putnam Investment Management LLC	58	N/A
Katherine Stoner 8515 East Orchard Road, Greenwood Village, CO 80111 61	Chief Compliance Officer	Since 2016	Chief Compliance Officer, AAG and GWCM; formerly, Vice President & Chief Compliance Officer, Mutual Funds, AIG, Consumer Insurance	N/A	N/A

Officers
Name, Address, and Age	Positions(s) Held with Great-West Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Fund in Fund Complex Overseen by Director	Other Directorships Held by Director
Ryan L. Logsdon 8515 East Orchard Road, Greenwood Village, CO 80111 43	Vice President, Counsel & Secretary	Since 2010 (as Counsel & Secretary) Since 2016 (as Vice President)	Associate General Counsel, Products & Corporate, GWL&A;Associate General Counsel & Associate Secretary, GWL&A of NY; Vice President, Counsel & Secretary, AAG, GWCM, and GWFS; formerly, Assistant Vice President, GWCM	N/A	N/A
Mary C. Maiers 8515 East Orchard Road, Greenwood Village, CO 80111 50	Chief Financial Officer & Treasurer	Since 2008 (as Treasurer) Since 2011 (as Chief Financial Officer)	Vice President, Investment Operations, GWL&A; Vice President and Treasurer, Great-West Trust Company, LLC ("GWTC"); Chief Financial Officer & Treasurer, GWCM	N/A	N/A
Cara B. Owen 8515 East Orchard Road, Greenwood Village, CO 80111 36	Counsel & Assistant Secretary	Since 2015	Senior Counsel, Products, GWL&A; Counsel & Assistant Secretary, GWCM, GWTC, and AAG	N/A	N/A
John A. Clouthier 8515 East Orchard Road, Greenwood Village, CO 80111 50	Assistant Treasurer	Since 2007	Director, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
Kelly B. New 8515 East Orchard Road, Greenwood Village, CO 80111 42	Assistant Treasurer	Since 2016	Assistant Vice President, Fund Administration, GWL&A; Assistant Treasurer, GWCM and GWTC	N/A	N/A
*A Director who is not an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) is referred to as an “Independent Director.”
**An “Interested Director” refers to a Director who is an “interested person” of Great-West Funds (as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) by virtue of their affiliation with Great-West Capital Management, LLC.

*** Each director serves until the next shareholders’ meeting (and until the election and qualification of a successor), or until death, resignation, removal or retirement which takes effect no later than May 1 following his or her 75th birthday unless otherwise determined by the remaining directors. Officers are elected by the Board on an annual basis to serve until their successors have been elected and qualified.
**** Mr. Hudner’s daughter is employed by JP Morgan Chase, N.A., an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner has personal investments in the following: (i) a mutual fund advised by Massachusetts Financial Services Company, the sub-adviser of the Great-West MFS International Growth and Great-West MFS International Value Funds, (ii) a mutual fund advised by Invesco Advisers, Inc., the sub-adviser of the Great-West Invesco Small Cap Value Fund, (iii) a mutual fund advised by T. Rowe Price Associates, Inc., the sub-adviser of the Great-West T. Rowe Price Equity Income and Great-West T. Rowe Price Mid Cap Growth Funds, and (iv) a mutual fund advised by J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund. Mr. Hudner receives no special treatment due to his ownership of such mutual funds.
*****Mr. Hillary is the Founder, Chairman and Chief Executive Officer of Independence Capital Asset Partners, LLC (“ICAP”), which has a prime brokerage and institutional trading relationship with Goldman Sachs & Co., the parent company of Goldman Sachs Asset Management, LP, a sub-adviser of the Great-West Goldman Sachs Mid Cap Value Fund. ICAP previously was a sub-adviser, and Mr. Hillary was a portfolio manager to the Franklin K2 Alternative Strategies Fund and the FTIF Franklin K2 Alternative Strategies Fund, which are funds offered by an affiliate of Franklin Advisers, Inc., the sub-adviser of the Great-West Templeton Global Bond Fund. Mr. Hillary has personal banking accounts with an affiliate of J.P. Morgan Investment Management Inc., a sub-adviser of the Great-West Multi-Manager Large Cap Growth Fund, and receives no special treatment due to the relationship.
There are no arrangements or understandings between any Director or Officer and any person(s) pursuant to which s/he was elected as Director or Officer.
Additional information about Great-West Funds and its Directors is available in the Great-West Funds’ Statement of Additional Information (“SAI”), which can be obtained free of charge upon request to: Secretary, Great-West Funds, Inc., 8525 East Orchard Road, Greenwood Village, Colorado 80111; (866) 831-7129. The SAI is also available on the Fund’s web site at http://www.greatwestfunds.com.
Availability of Quarterly Portfolio Schedule
Great-West Funds files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. Great-West Funds' Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
Availability of Proxy Voting Policies and Procedures
A description of the policies and procedures that Great-West Funds uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Availability of Proxy Voting Record
Information regarding how Great-West Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-866-831-7129, and on the Securities and Exchange Commission’s website at http://www.sec.gov.

ITEM 2. CODE OF ETHICS.
(a)   As of the end of the period covered by this report, the registrant has adopted a Code of Ethics (the “Code of Ethics”) that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.
(b)   For purposes of this Item, "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:
(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3) Compliance with applicable governmental laws, rules, and regulations;
(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5) Accountability for adherence to the code.
(c)   During the period covered by this report, there have been no amendments to the registrant’s Code of Ethics.
(d)   During the period covered by this report, the registrant has not granted any express or implicit waivers from the provisions of the Code of Ethics.
(e)  Registrant’s Code of Ethics is attached hereto.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Mr. Stephen A. Lake is the audit committee financial expert and is "independent," pursuant to general instructions on Form N-CSR, Item 3.
An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
(a)   Audit Fees. The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were: $866,000 for fiscal year 2016 and $834,600 for fiscal year 2017.

(b)   Audit-Related Fees. The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were: $60,000 for fiscal year 2016 and $50,000 for fiscal year 2017. The nature of the services comprising the fees disclosed under this category involved performance of 17f-2 (self-custody) audits and administrative services related to the audit.
(c)   Tax Fees. The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning were: $0 for fiscal year 2016 and $0 for fiscal year 2017.
(d)   All Other Fees. There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs ((a) through (c) of this Item).
(e)  (1) Audit Committee’s Pre-Approval Policies and Procedures.
Pre-Approval of Audit Services. The Audit Committee must approve prior to retention all audit, review or attest engagements required under the securities laws that are provided to Great-West Funds by its independent auditors. The Audit Committee will not grant such approval to any auditors that are proposed to perform an audit for Great-West Funds if a chief executive officer, controller, chief financial officer, chief accounting officer or any person serving in an equivalent position for Great-West Funds that is responsible for the financial reporting or operations of Great-West Funds was employed by those auditors and participated in any capacity in an audit of Great-West Funds during the year period (or such other period proscribed under SEC rules) preceding the date of initiation of such audit.
Pre-Approval of Non-Audit Services. The Audit Committee must pre-approve any non-audit services, including tax services, to be provided to Great-West Funds by its independent auditors (except those within applicable de minimis statutory or regulatory exceptions)1 provided that Great-West Funds’ auditors will not provide the following non-audit services to Great-West Funds: (a) bookkeeping or other services related to the accounting records or financial statements of Great-West Funds; (b) financial information systems design and implementation; (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker-dealer, investment adviser, or investment banking services; (h) legal services; (i) expert services unrelated to the audit; and (j) any other service

1No pre-approval is required as to non-audit services provided to Great-West Funds if: (a) the aggregate amount of all non-audit services provided to Great-West Funds constitute not more than 5% of the total amount of revenues paid by Great-West Funds to the independent auditors during the fiscal year in which the services are provided; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

that the Public Company Accounting Oversight Board determines, by regulation, is impermissible. 2
Pre-approval with respect to Non-Great-West Funds Entities. The Audit Committee must pre-approve any non-audit services that relate directly to the operations and financial reporting of Great-West Funds (except those within applicable de minimis statutory or regulatory exceptions)3 to be provided by Great-West Funds’ auditors to (a) Great-West Funds’ investment adviser; and (b) any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds.4 The Audit Committee may approve audit and non-audit services on a case-by-case basis or adopt pre-approval policies and procedures that are detailed as to a particular service, provided that the Audit Committee is informed promptly of each service, or use a combination of these approaches.
Delegation. The Audit Committee may delegate pre-approval authority to one or more of the Audit Committee's members. Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions to the Audit Committee at its next scheduled meeting.
(f)    (2) 100% of the services described pursuant to paragraphs (b) through (d) of this Item 4 of Form N-CSR were approved by the Audit Committee, and no such services were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(g)   Not Applicable.
(h)   The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for fiscal year 2016 equaled $1,186,300 and for fiscal year 2017 equaled $1,480,500.

2With respect to the prohibitions on (a) bookkeeping; (b) financial information systems design and implementation; (c) appraisal, valuation, fairness opinions, or contribution-in-kind reports; (d) actuarial; and (e) internal audit outsourcing, such services are permitted to be provided if it is reasonable to conclude that the results of these services will not be subject to audit procedures during an audit of the audit client's financial statements.
3For non-audit services provided to the adviser and entities in a control relationship with the adviser, no pre-approval is required if: (a) the aggregate amount of all non-audit services provided constitute not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the services are provided to Great-West Funds, Great-West Funds’ investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser if that entity provides ongoing services to Great-West Funds; (b) these services were not recognized by Great-West Funds at the time of the engagement to be non-audit services; and (c) the services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.
4No pre-approval is required by the Audit Committee as to non-audit services provided to any Great-West Funds sub-adviser that primarily provides portfolio management services and is under the direction of another investment adviser and is not affiliated with Great-West Funds’ primary investment adviser.

(i)   The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. INVESTMENTS.
(a)  The schedule is included as part of the report to shareholders filed under Item 1 of this Form.
(b)  Not applicable.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors that were implemented after the registrant last provided disclosure in response to this Item.
ITEM 11. CONTROLS AND PROCEDURES.
(a)   The registrant's principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported, within the time periods specified in the commission's rules and forms and that such material information is accumulated and communicated to the registrant's management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b)   The registrant's principal executive officer and principal financial officer are aware of no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)  (1) Code of Ethics required by Item 2 of Form N-CSR attached hereto.
(2) A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached hereto.
(3) Not applicable.
(b)   A separate certification for each principal executive and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached hereto.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
GREAT-WEST FUNDS, INC.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 23, 2018
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.
By:	/s/ Scott C. Sipple

Scott C. Sipple
President & Chief Executive Officer
Date:February 23, 2018
By:	/s/ Mary C. Maiers

Mary C. Maiers
Chief Financial Officer & Treasurer
Date:February 23, 2018